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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 16, 2004


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                              ENERGY PARTNERS, LTD.
             (Exact name of registrant as specified in its charter)


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            Delaware                    001-16179                72-1409562
(State or other jurisdiction of  (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                       201 St. Charles Avenue, Suite 3400
                          New Orleans, Louisiana 70170
                    (Address of principal executive offices)

                                 (504) 569-1875
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

     On December 16, 2004, Energy Partners, Ltd. (the "Company") and its wholly-owned subsidiary EPL of Louisiana L.L.C. entered into a purchase agreement with Castex Energy 1995, L.P. and Castex Energy, Inc. (the "Purchase Agreement"), pursuant to which the Company will acquire oil and natural gas properties in south Louisiana for $150 million in cash. In conjunction with the Purchase Agreement, the parties also entered into an exploration agreement, dated as of December 16, 2004 (the "Exploration Agreement"), pursuant to which they agreed to explore and develop oil and gas reserves in an area of mutual interest encompassing over one million acres in south Louisiana over the next two years.

     The foregoing descriptions of the Purchase Agreement and the Exploration Agreement are qualified in their entireties by reference to the Purchase Agreement and the Exploration Agreement attached as Exhibit 10.1 and 10.2, respectively, to this current report on Form 8-K.


Item 9.01. Financial Statements and Exhibits.

           Exhibits. The following exhibits are filed herewith:

  Exhibit No.    Description

    10.1 Purchase and Sale Agreement, dated as of December 16, 2004, between Castex Energy 1995, L.P., Castex Energy, Inc., the Company and EPL of Louisiana, L.L.C.

    10.2 Exploration Agreement, dated as of December 16, 2004, between Castex Energy 1995, L.P., Castex Energy, Inc., the Company and EPL of Louisiana, L.L.C.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 20, 2004


                                       ENERGY PARTNERS, LTD.


                                       By:    /s/ John H. Peper
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                                              John H. Peper
                                              Executive Vice President, General
                                              Counsel and Corporate Secretary